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                             AIM GLOBAL TRENDS FUND

                     (SERIES PORTFOLIO OF AIM SERIES TRUST)

                      Supplement dated October 31, 2002 to
           the Statement of Additional Information dated May 1, 2002, as supplemented June 7, 2002, July 1, 2002 and
                               September 30, 2002


Effective November 1, 2002, the amount of dealer concessions that A I M Distributors, Inc. ("AIM Distributors") will pay dealers of record in connection with purchases of Class A shares of Category I and II Funds by qualified retirement plans ("Plans") that are Qualified Purchasers, as defined in the Statement of Additional Information and (i) which have at least 100 eligible employees or (ii) which execute all Plan transactions through a single omnibus account per fund by a financial institution or service organization which has entered into the appropriate agreement with AIM Distributors will change. Instead of the amounts currently set forth in the fund's Statement of Additional Information, AIM Distributors will pay 0.50% of the first $20,000,000 invested by such a Plan plus 0.25% of amounts in excess of $20,000,000, provided that the applicable dealer of record is able to establish that the Plan's purchase of Class A shares is a new investment. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund.